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                                                                   EXHIBIT 10.14

                          INTERPORE INTERNATIONAL, INC.

            SCHEDULE OF PARTIES TO FORM OF INDEMNIFICATION AGREEMENT


                                                                                                 Date of
        Name                                         Title                                      Agreement
        ----                                         -----                                      ---------
David C. Mercer                 Chairman of the Board, Chief Executive Officer                 May 7, 1998
Joseph A. Mussey                President and Chief Operating Officer                          May 7, 1998
Richard L. Harrison             Sr. Vice President, Finance, Chief Financial Officer           May 7, 1998
William A. Eisenecher           Director                                                       May 7, 1998
Daniel A. Funk                  Director                                                       May 7, 1998
G. Bradford Jones               Director                                                       May 7, 1998
Robert J. Williams              Director                                                       May 7, 1998
William A. Franklin, Jr.        Vice President, Operations                                     October 14, 1998
Edwin C. Shors, Ph.D            Vice President, Research and New Technology                    October 14, 1998
Maxwell R. Simmonds             Sr. Vice President, Sales and Marketing                        October 14, 1998
Philip A. Mellinger             Vice President, Product Development                            October 20, 1998
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